UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2006
GREAT AMERICAN FINANCIAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11632	06-1356481
_________________________________________________________________________________________________
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

250 East Fifth Street, Cincinnati, Ohio	45202
____________________________________________________________	______________________________
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (513) 333-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

At the 2006 Annual Meeting of Stockholders of Great American Financial Resources, Inc. (the "Registrant") held on May 18, 2006, the Registrant's stockholders voted to approve the Great American Financial Resources, Inc. Non-Employee Directors Compensation Plan. The Non-Employee Directors Compensation Plan was adopted by the Registrant's Board of Directors in February, 2006, subject to stockholder approval, and became effective with such stockholder approval on May 18, 2006.

The Non-Employee Directors Compensation Plan provides for the grant to non-employee directors of retainers and meeting fees in cash and annual restricted stock grants. The shares with respect to which awards may be made under the Non-Employee Directors Compensation Plan may be shares that are currently authorized but unissued. The total number of shares reserved for issuance under the Non-Employee Directors Compensation Plan is 150,000. Each director who is not an employee of the Registrant or one of the Registrant's subsidiaries is entitled to participate in the Non-Employee Directors Compensation Plan.

The foregoing description of the Non-Employee Directors Compensation Plan is not complete and is qualified in its entirety by reference to the full text of the Plan, which was filed as Annex I to the Registrant's Definitive Proxy Statement for its 2006 Annual Meeting of Stockholders, as filed with the Securities and Exchange Commission on April, 2006, and is incorporated in this Form 8-K by reference.

Board of Director Approval of Employee Stock Purchase Plan

On May 18, 2006, the Registrant's Board of Directors approved the 2006 Employee Stock Purchase Plan, subject to stockholder approval. The Employee Stock Purchase Plan is a broad-based tax qualified plan under Section 423 of the Internal Revenue Code of 1986, as amended, pursuant to which up to 500,000 shares of Registrant Common Stock may be issued. The Employee Stock Purchase Plan provides employees of the Registrant and the Registrant's subsidiaries, including certain officers of the Registrant, with the opportunity to purchase shares of Registrant Common Stock at a discounted purchase price equal to 85% of the fair market value of a share of Common Stock on the last trading day of each offering period (as determined by the Registrant's Board of Directors). Purchasers are made by eligible employees through payroll deductions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GREAT AMERICAN FINANCIAL RESOURCES, INC.

Date: May 18, 2006	By:/s/ Christopher P. Miliano
Christopher P. Miliano
Chief Financial Officer